Third Quarter 2024 Supplemental EXHIBIT 99.2

2 Forward-Looking Statements Certain statements contained in this supplemental, filed in conjunction with the Third Quarter 2024 Earnings Press Release, including statements relating to American Healthcare REIT, Inc.’s (the ”Company”) expectations regarding its portfolio growth, interest expense savings, balance sheet, net income (loss) per share, FFO per share, NFFO per share, total portfolio SS NOI growth, segment-level Same-Store NOI growth, occupancy, NOI growth, revenue growth, and margin expansion, may be considered forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this supplemental. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of, and assumptions made by, the Company's management and involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied therein, including, without limitation, risks disclosed in the Company’s periodic reports as filed with the Securities and Exchange Commission. Except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statements contained in this supplemental. Disclaimers

3 Non-GAAP Financial Measures The Company’s reported results are presented in accordance with GAAP. The Company also discloses the following non-GAAP financial measures: EBITDA, Adjusted EBITDA, NAREIT FFO, NFFO, NOI and Same-Store NOI. The Company believes these non-GAAP financial measures are useful supplemental measures of its operating performance and used by investors and analysts to compare the operating performance of the Company between periods and to other REITs or companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. Definitions of the non-GAAP financial measures used herein and reconciliations to the most directly comparable financial measure calculated in accordance with GAAP can be found at the end of this Supplemental. See below for further information regarding the Company's non-GAAP financial measures. EBITDA and Adjusted EBITDA Management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”) and Adjusted EBITDA to facilitate internal and external comparisons to our historical operating results and in making operating decisions. EBITDA and Adjusted EBITDA are widely used by investors, lenders, credit and equity analysts in the valuation, comparison, investment recommendations of companies. Additionally, EBITDA and Adjusted EBITDA are utilized by our Board of Directors to evaluate management. Neither EBITDA nor Adjusted EBITDA represents net income (loss) or cash flow provided from operating activities as determined in accordance with GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, EBITDA and Adjusted EBITDA may not be comparable to similarly entitled items reported by other REITs or other companies. Funds from Operations (FFO) and Normalized Funds from Operations (NFFO) We believe that the use of FFO, which excludes the impact of real estate-related depreciation and amortization and impairments, provides a further understanding of our operating performance to investors, industry analysts and our management, and when compared year over year, reflects the impact on our operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, which may not be immediately apparent from net income (loss). However, FFO and NFFO should not be construed to be (i) more relevant or accurate than the current GAAP methodology in calculating net income (loss) as an indicator of our operating performance, (ii) more relevant or accurate than GAAP cash flows from operations as an indicator of our liquidity or (iii) indicative of funds available to fund our cash needs, including our ability to make distributions to our stockholders. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP FFO and NFFO measures and the adjustments to GAAP in calculating FFO and NFFO. Presentation of this information is intended to provide useful information to investors, industry analysts and management as they compare the operating performance metrics used by the REIT industry, although it should be noted that some REITs may use different methods of calculating funds from operations and normalized funds from operations, so comparisons with such REITs may not be meaningful. Net Operating Income We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are appropriate supplemental performance measures to reflect the performance of our operating assets because NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI exclude certain items that are not associated with the operations of the properties. We believe that NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are widely accepted measures of comparative operating performance in the real estate community and is useful to investors in understanding the profitability and operating performance of our property portfolio. However, our use of the terms NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing these amounts. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI are not equivalent to our net income (loss) as determined under GAAP and may not be a useful measure in measuring operational income or cash flows. Furthermore, NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be considered as alternatives to net income (loss) as an indication of our operating performance or as an alternative to cash flows from operations as an indication of our liquidity. NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should not be construed to be more relevant or accurate than the GAAP methodology in calculating net income (loss). NOI, Cash NOI, Pro-Rata Cash NOI and Same-Store NOI should be reviewed in conjunction with other measurements as an indication of our performance. Disclaimers

4 Our Properties (as of 9/30/2024) (dollars in thousands) Pro-Rata (3)(4) Consolidated (4) Number of Buildings/ Campuses Beds/Units (1) Leased % (2) Wtd Avg Lease Term (years) Annualized Cash NOI Annualized Cash NOI Integrated Senior Health Campuses (ISHC) 127 13,020 86.9% — $ 224,072 55.7% $ 224,072 55.6% Outpatient Medical (OM) 86 4,400 88.1% 5.0 84,020 20.9% 84,020 20.9% Senior Housing Operating Properties (SHOP) 83 5,448 85.2% — 44,916 11.2% 45,228 11.2% Triple-Net Leased Properties 28 2,599 100.0% 10.4 39,292 9.8% 40,052 9.9% Debt Security Investment — — — — 9,812 2.4% 9,812 2.4% Total 324 6.5 $ 402,112 100.0% $ 403,184 100.0% CONSOLIDATED ANNUALIZED CASH NOI Debt Security Investment 2.4% OM 20.9% SHOP 11.2% ISHC 55.6% Triple-Net Leased Properties 9.9% (1) Outpatient Medical represents GLA in thousands, rather than Beds/Units. (2) ISHC and SHOP occupancies are quarterly averages, while Outpatient Medical and Triple-Net Leased Properties are quarter-end spot occupancies. (3) Represents all property at Pro-Rata ownership. (4) See reconciliations in the appendix of this presentation. Annualized Cash NOI shown as current quarter Cash NOI multiplied by four. Note: Except as otherwise noted, all data herein is presented on a consolidated basis.

Integrated Senior Health Campuses (ISHC)

(dollars in thousands)

Total Portfolio [1]	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Campuses	125	125	126	126	127	—	—
IL/AL/MC units	5,527	5,512	5,560	5,560	5,584	5,527	5,584
SNF beds	7,405	7,380	7,433	7,431	7,436	7,405	7,436
Consolidated total beds/units	12,932	12,892	12,993	12,991	13,020	12,932	13,020
Average occupancy	86.2%	85.0%	85.6%	86.0%	86.9%	85.0%	86.2%
Revenues [2][3]	$ 372,291	$ 384,963	$ 393,122	$ 393,774	$ 409,626	$ 1,096,917	$ 1,196,522
Operating expenses	326,674	334,423	342,302	340,578	353,608	964,369	1,036,488
Cash NOI [2][3]	$ 45,617	$ 50,540	$ 50,820	$ 53,196	$ 56,018	$ 132,548	$ 160,034
Cash NOI margin %	12.3%	13.1%	12.9%	13.5%	13.7%	12.1%	13.4%
Maintenance Capex	$ 3,731	$ 3,221	$ 3,040	$ 3,371	$ 3,769	$ 13,604	$ 10,180

Same-Store [1]	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q3 2024 vs Q3 2023	YTD 9/30/23	YTD 9/30/24	YTD 2024 vs YTD 2023
Campuses	108	108	108	108	108		108	108	
Consolidated beds/units	11,074	11,127	11,113	11,114	11,143		11,074	11,143	
Average occupancy	86.5%	85.0%	86.2%	86.4%	87.0%	50 bps	85.5%	86.5%	104 bps
Same-Store revenues [2][3]	$ 254,733	$ 261,012	$ 268,796	$ 268,461	$ 272,169	6.8%	$ 754,026	$ 809,426	7.3%
Same-Store operating expenses	215,203	219,070	224,397	221,272	223,715	4.0%	639,444	669,384	4.7%
Compensation	141,604	143,647	144,060	143,360	146,609	3.5%	415,470	434,029	4.5%
Controllable [4]	65,468	67,459	72,400	69,978	68,573	4.7%	200,093	210,951	5.4%
Non-Controllable [5]	8,131	7,964	7,937	7,934	8,533	4.9%	23,881	24,404	2.2%
Same-Store NOI [2][3]	$ 39,530	$ 41,942	$ 44,399	$ 47,189	$ 48,454	22.6%	$ 114,582	$ 140,042	22.2%
Same-Store NOI margin %	15.5%	16.1%	16.5%	17.6%	17.8%	228 bps	15.2%	17.3%	211 bps

(1) Prior quarters information has been updated to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) Excludes Grant Income.
(3) See reconciliations in the appendix of this presentation.
(4) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(5) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT 5

6 ISHC Revenue per Payor and Bed Type Average Daily Rate % of Resident Days % of Revenue Q3 2023 Q3 2024 % Change Q3 2023 Q3 2024 Q3 2023 Q3 2024 Private $ 352.09 $ 382.14 8.5% 12.3% 11.7% 13.9% 13.7% Managed Care/Insurance $ 411.77 $ 403.78 (1.9) % 0.4% 0.4% 0.5% 0.5% Medicaid $ 294.45 $ 311.02 5.6% 24.0% 23.1% 22.9% 21.9% Hospice Medicaid $ 297.37 $ 305.21 2.6% 3.9% 3.2% 3.7% 3.0% Medicare $ 629.39 $ 651.24 3.5% 11.3% 11.3% 23.0% 22.5% Medicare Advantage $ 518.47 $ 528.73 2.0% 4.3% 6.0% 7.3% 9.7% Total Skilled Nursing $ 392.66 $ 419.18 6.8% 56.2% 55.7% 71.3% 71.3% Total Senior Housing $ 172.41 $ 182.18 5.7% 43.8% 44.3% 24.4% 24.6% Ancillary revenue $ 13.37 $ 13.41 0.3% 0.0% 0.0% 4.3% 4.1% Total, including ancillary revenue $ 309.59 $ 327.66 5.8% 100.0% 100.0% 100.0% 100.0% Quality Mix 72.1% 73.7% 73.4% 75.1%

Outpatient Medical

(dollars and square feet in thousands, except revenues per square foot and NOI per square foot)

Total Portfolio	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Properties	87	85	83	83	83	—	—
Consolidated GLA (sq ft)	4,517	4,448	4,396	4,400	4,400	4,517	4,400
Ending occupancy	89.7%	89.2%	88.1%	88.5%	88.1%	89.7%	88.1%
Revenues[1]	$ 35,163	$ 32,971	$ 33,724	$ 33,287	$ 33,305	$ 108,428	$ 100,316
Operating expenses	13,365	12,070	12,740	12,322	12,300	40,997	37,362
Cash NOI[1]	$ 21,798	$ 20,901	$ 20,984	$ 20,965	$ 21,005	$ 67,431	$ 62,954
Cash NOI margin %	62.0%	63.4%	62.2%	63.0%	63.1%	62.2%	62.8%
Revenues per square foot	$ 31.14	$ 29.65	$ 30.69	$ 30.26	$ 30.28	$ 32.01	$ 30.40
Cash NOI per square foot	$ 19.30	$ 18.80	$ 19.09	$ 19.06	$ 19.10	$ 19.90	$ 19.08
Maintenance Capex	$ 4,518	$ 5,121	$ 1,721	$ 3,612	$ 2,962	$ 14,390	$ 8,295

Same-Store	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q3 2024 vs Q3 2023	YTD 9/30/23	YTD 9/30/24	YTD 2024 vs YTD 2023
Properties	80	80	80	80	80		80	80	
Consolidated GLA (sq ft)	4,244	4,244	4,244	4,248	4,248		4,244	4,248	
Ending occupancy	90.0%	89.2%	88.0%	88.5%	88.1%	(190) bps	90.0%	88.1%	(190) bps
Same-Store revenues[1]	$ 32,428	$ 31,524	$ 32,303	$ 32,023	$ 32,149	(0.9%)	$ 96,193	$ 96,475	0.3%
Same-Store operating expenses	12,261	11,567	12,228	11,915	11,966	(2.4%)	35,973	36,109	0.4%
Same-Store NOI[1]	$ 20,167	$ 19,957	$ 20,075	$ 20,108	$ 20,183	0.1%	$ 60,220	$ 60,366	0.2%
Same-Store NOI margin %	62.2%	63.3%	62.1%	62.8%	62.8%	59 bps	62.6%	62.6%	(3) bps
Same-Store revenue per square foot	$ 30.56	$ 29.71	$ 30.44	$ 30.15	$ 30.27		$ 30.22	$ 30.28	
Same-Store NOI per square foot	$ 19.01	$ 18.81	$ 18.92	$ 18.93	$ 19.00		$ 18.92	$ 18.95	

(1) See reconciliations in the appendix of this presentation.

American Healthcare REIT
7

8 Outpatient Medical (as of 9/30/2024) Tenants ABR S&P Credit Rating Christus Good Shepherd Health System $ 7,659 7.8% A+ Mercy Health 4,550 4.6% A+ Prime Healthcare 4,143 4.2% B- Montefiore Medical Center 2,411 2.4% BBB- Atrius Health, Inc. 2,205 2.2% BBB Remaining Portfolio 77,761 78.8% Total $ 98,729 100.0% Square Feet % On-Campus/Adjacent 1,921 43.7% Off-Campus Affiliated 1,410 32.0% Unaffiliated 1,069 24.3% Total 4,400 100.0% OM Absorption Occupied Square Feet as of December 31, 2023 3,967 Expirations (540) Renewals 420 New leases 74 Terminations (9) Adjustment/remeasurement 11 Dispositions (45) Occupied Square Feet as of September 30, 2024 3,878 Trailing 12-months Retention 79.8% (dollars and square feet in thousands)

9 (1) Includes future leases signed, but not commenced. (2) The total ABR expiring in the applicable year. Expiring Leases Year # of Expiring Leases Total Sq. Ft. (1) % of GLA ABR (2) % of Total ABR Average Rent per Sq. Ft. 2024 40 147 3.8% $ 2,760 2.5% $ 18.78 2025 82 530 13.6% 14,583 13.1% 27.52 2026 46 216 5.6% 5,011 4.5% 23.20 2027 71 457 11.8% 12,616 11.3% 27.61 2028 62 510 13.1% 14,995 13.4% 29.40 Thereafter 205 2,026 52.1% 61,728 55.2% 30.47 Total 506 3,886 100.0% $ 111,693 100.0% $ 28.74 (dollars and square feet in thousands, except average rent per square foot) Outpatient Medical (as of 9/30/2024)

Senior Housing Operating Properties (SHOP)

(dollars in thousands, except RevPOR, and Pro-Rata)

Total Portfolio	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Properties	45	51	64	64	69	—	—
IL/AL/MC units	3,929	4,318	5,085	5,076	5,353	3,929	5,353
SNF beds	135	135	90	95	95	135	95
Consolidated total beds/units	4,064	4,453	5,175	5,171	5,448	4,064	5,448
Average occupancy	79.3%	80.4%	82.5%	84.0%	85.2%	77.3%	83.9%
Revenues[1]	$ 43,635	$ 48,050	$ 58,720	$ 63,948	$ 66,912	$ 137,525	$ 189,580
Operating expenses[2]	38,831	41,589	52,257	53,867	55,683	123,941	161,807
Cash NOI[1,2]	$ 4,804	$ 6,461	$ 6,463	$ 10,081	$ 11,229	$ 13,584	$ 27,773
Cash NOI margin %	11.0%	13.4%	11.0%	15.8%	16.8%	9.9%	14.6%
RevPOR	$ 4,529	$ 4,631	$ 4,795	$ 4,934	$ 5,006	$ 4,431	$ 4,915
Maintenance Capex	$ 217	$ 793	$ 789	$ 3,496	$ 4,485	$ 1,382	$ 8,770

Same-Store	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q3 2024 vs Q3 2023	YTD 9/30/23	YTD 9/30/24	YTD 2024 vs YTD 2023
Properties	41	41	41	41	41		41	41	
Consolidated beds/units	3,726	3,725	3,710	3,716	3,715		3,726	3,715	
Average occupancy	81.8%	84.3%	85.7%	86.8%	87.8%	600 bps	80.1%	86.8%	668 bps
Same-Store revenues[1]	$ 38,905	$ 40,175	$ 42,397	$ 43,124	$ 43,996	13.1%	$ 115,771	$ 129,517	11.9%
Same-Store operating expenses[2]	33,273	34,213	34,610	34,324	34,883	4.8%	98,406	103,817	5.5%
Compensation	19,219	19,839	19,890	19,846	19,927	3.7%	56,832	59,663	5.0%
Controllable[3]	11,335	11,761	11,810	11,656	12,233	7.9%	33,458	35,699	6.7%
Non-Controllable[4]	2,719	2,613	2,910	2,822	2,723	0.1%	8,116	8,455	4.2%
Same-Store NOI[1,2]	$ 5,632	$ 5,962	$ 7,787	$ 8,800	$ 9,113	61.8%	$ 17,365	$ 25,700	48.0%
Same-Store NOI margin %	14.5%	14.8%	18.4%	20.4%	20.7%	624 bps	15.0%	19.8%	484 bps
RevPOR	$ 4,300	$ 4,307	$ 4,465	$ 4,499	$ 4,542	5.6%	$ 4,353	$ 4,502	3.4%

(1) See reconciliations in the appendix of this presentation.
(2) Excludes COVID subsidies.
(3) Controllable expenses include utilities, food, repairs and maintenance, and other operating expenses.
(4) Non-Controllable expenses include property taxes and insurance.

American Healthcare REIT 10

11 SHOP & ISHC Partners (as of 9/30/2024) Partner/Operator State Number of Properties/Campuses Pro-Rata Share Beds/Units Consolidated Beds/ Units Trilogy Management Services KY,IN,MI,OH,WI 129 13,203 13,203 Senior Solutions Management Group AR,MS,TX,LA,MO 19 1,562 1,595 Priority Life Care IN, MI 12 988 988 Compass Senior Living OR, WA 15 907 907 Cogir Senior Living NC,CA,UT,WA 14 902 902 Heritage Senior Living PA,VA 5 653 653 Heritage Communities NE 2 220 220 Total 196 18,435 18,468

Triple-Net Leased Properties

(dollars in thousands and Pro-Rata)

Total Portfolio	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Properties	34	28	28	28	28	—	—
AL/MC beds/units	928	538	538	538	538	928	538
SNF beds	2,061	2,061	2,061	2,061	2,061	2,061	2,061
Consolidated total beds/units	2,989	2,599	2,599	2,599	2,599	2,989	2,599
Average operator occupancy [1][2]	86.3%	87.4%	91.0%	91.7%	91.4%	86.2%	91.4%
Revenues [3]	$ 11,470	$ 10,726	$ 10,317	$ 10,253	$ 10,305	$ 34,501	$ 30,875
Debt security investment	2,014	2,011	2,081	2,039	2,453	6,029	6,573
Operating expenses	874	602	619	632	482	2,348	1,733
Cash NOI [3]	$ 12,610	$ 12,135	$ 11,779	$ 11,660	$ 12,276	$ 38,182	$ 35,715
Cash NOI margin %	93.5%	95.3%	95.0%	94.9%	96.2%	94.2%	95.4%

Same-Store	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q3 2024 vs Q3 2023	YTD 9/30/23	YTD 9/30/24	YTD 2024 vs YTD 2023
Properties	27	27	27	27	27		27	27	
Consolidated beds/units	2,599	2,599	2,599	2,599	2,599		2,599	2,599	
Average operator occupancy [1]	89.1%	90.1%	91.0%	91.7%	91.4%	238 bps	88.8%	91.4%	254 bps
Same-Store revenues [3]	$ 9,671	$ 9,709	$ 9,859	$ 9,790	$ 9,844	1.8%	$ 28,603	$ 29,493	3.1%
Same-Store operating expenses	497	489	534	542	391	(21.3)%	1,500	1,467	(2.2)%
Same-Store NOI [3]	$ 9,174	$ 9,220	$ 9,325	$ 9,248	$ 9,453	3.0%	$ 27,103	$ 28,026	3.4%
Same-Store NOI margin %	94.9%	95.0%	94.6%	94.5%	96.0%	117 bps	94.8%	95.0%	27 bps
Same-Store NOI (Constant Currency) [4]	$ 9,183	$ 9,253	$ 9,334	$ 9,262	$ 9,430	2.7%	$ 27,192	$ 28,026	3.1%

(1) Facilities are 100% triple-net leased, operators' occupancies are one quarter in arrears and hospitals are excluded.
(2) Occupancy includes properties that transitioned to SHOP provided that the date of transition was during the applicable quarter.
(3) See reconciliations in the appendix of this presentation.
(4) Includes currency adjustment for UK properties at current quarter GBP/USD rate of 1.28.

American Healthcare REIT

12

Triple-Net Leased Properties Rent Payment Coverage Stratification[(1)]

	Contribution to Pro-Rata Cash NOI at each Coverage Stratification for Q3 2024 [(1)]											
	Tenant EBITDAR Coverage						Tenant EBITDARM Coverage					
Coverage	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases	Senior Housing-Leased	SNFs	Hospital	Total	Weighted Average Maturity (years)	Number of Leases
< 0.80x	—	—	1.8 %	1.8 %	12.7	1	—	—	1.8 %	1.8 %	12.7	1
0.80x - 0.89x	—	0.1 %	—	0.1 %	9.5	1	—	—	—	—	—	—
0.90x - 0.99x	—	2.2 %	—	2.2 %	7.4	1	—	—	—	—	—	—
1.00x - 1.09x	0.7 %	—	—	0.7 %	7.7	1	—	—	—	—	—	—
1.10x - 1.19x	1.2 %	—	—	1.2 %	26.0	1	—	—	—	—	—	—
1.20x - 1.29x	—	—	—	—	—	—	0.7 %	—	—	0.7 %	7.7	1
1.30x - 1.39x	—	—	—	—	—	—	—	—	—	—	—	—
1.40x - 1.49x	—	2.2 %	—	2.2 %	9.0	1	1.2 %	2.3 %	—	3.5 %	14.0	3
1.50x - 1.59x	—	—	—	—	—	—	—	—	—	—	—	—
1.60x - 1.69x	—	—	—	—	—	—	—	—	—	—	—	—
1.70x - 1.79x	—	—	—	—	—	—	—	—	—	—	—	—
1.80x - 1.89x	—	1.2 %	—	1.2 %	6.1	1	—	—	—	—	—	—
1.90x - 1.99x	—	—	—	—	—	—	—	2.2 %	—	2.2 %	9.0	1
> 2.00x	—	—	0.4 %	0.4 %	9.2	1	—	1.2 %	0.4 %	1.6 %	6.8	2
Total	**1.9 %**	**5.7 %**	**2.2 %**	**9.8 %**	**10.4**	**8**	**1.9 %**	**5.7 %**	**2.2 %**	**9.8 %**	**10.4**	**8**
Segment Rent Coverage [(2)]	**1.13x**	**1.36x**	**1.25x**	**1.29x**			**1.37x**	**1.82x**	**1.46x**	**1.65x**		
Tenant Occupancy	**84.7 %**	**93.2 %**	**N/A**	**91.4 %**			**84.7 %**	**93.2 %**	**N/A**	**91.4 %**		

(1) Represents trailing twelve month coverage metrics as of June 30, 2024. Percentages are based on Pro-Rata Cash NOI for the three months ended September 30, 2024.
(2) Represents combined coverage metrics for all leases within each property type and total segment.

American Healthcare REIT

13

14 Revenue and Lease Expiration(1) (as of 9/30/2024) (1) Excludes ISHC and SHOP. (2) Total ABR expiring in the applicable year. Month-to-month leases are included as expirations in 2024. (3) Represents total interest income from debt security investment. ABR of Expiring Leases (2) as % of Total ABR Year OM Triple-Net Leased Properties Interest Income (3) Total 2024 $ 2,760 2.5% $ — 0.0% $ — 0.0% $ 2,760 1.7% 2025 14,583 13.1% — 0.0% 4,011 100.0% 18,594 11.4% 2026 5,011 4.5% — 0.0% — 0.0% 5,011 3.1% 2027 12,616 11.3% — 0.0% — 0.0% 12,616 7.7% 2028 14,995 13.4% — 0.0% — 0.0% 14,995 9.2% Thereafter 61,728 55.2% 47,159 100.0% — 0.0% 108,887 66.9% Total $ 111,693 100.0% $ 47,159 100.0% $ 4,011 100.0% $ 162,863 100.0% (dollars in thousands)

15 Debt Maturities and Principal Payments (as of 9/30/2024) (1) Debt maturing after 2028 has a weighted average maturity date of February 2053 (28 Years). (2) Interest rates reflect two in-place swap derivatives for $275 million each, which mature on January 19, 2026 with strikes at 4.41% and 3.74%. (3) Excludes variable-rate debt with interest rate swaps in place. Period Lines of Credit and Term Loan Mortgage Loans Payable Noncontrolling Interests' Share of Mortgage Loans Payable, Lines of Credit and Term Loan Combined Pro-Rata Debt % of Combined Pro-Rata Debt Weighted Average Interest Rate (2) 2024 $ — $ 33,036 $ (67) $ 32,969 1.7% 3.68% 2025 32 303,345 (270) 303,107 16.0% 6.29% 2026 — 159,437 (8,077) 151,360 8.0% 3.05% 2027 550,000 56,716 — 606,716 32.0% 5.25% 2028 46,500 139,961 — 186,461 9.8% 4.85 % Thereafter (1) — 615,207 — 615,207 32.5% 3.69 % Total $ 596,532 $ 1,307,702 $ (8,414) $ 1,895,820 100.0% Weighted Interest Rate (2) 5.49% 4.28% 2.64% 4.67% Weighted average maturity (years) 2.4 15.5 1.7 11.5 Percentage of variable-rate debt (3) 7.8% 12.6% —% 11.1% (dollars in thousands)

16 Year-to-Date 2024 Real Estate Acquisitions and Dispositions (1) Outpatient Medical represents Square Feet GLA in thousands. Acquisitions Reportable Segment Number of Properties/ Campuses Units/Beds Gross Purchase Price Average Cost per Unit/Bed SHOP 19 1,134 $130,639 $115 Integrated Senior Health Campuses - Lease buyouts 3 325 $45,841 $141 Dispositions Reportable Segment Number of Properties/ Campuses Units/GLA(1) Gross Proceeds SHOP 1 22 $4,500 Outpatient Medical 2 52 $11,136 (dollars and square feet in thousands)

2024 Guidance[1]

(dollars in millions, except per share)

NAREIT FFO and NFFO Attributable to Common Stockholders

	Revised 2024 Guidance							
	FY 2024				FY 2024 - per share			
	Low		High		Low		High	
Net income attributable to common stockholders	$	7.84	$	11.76	$	0.06	$	0.09
Depreciation and amortization[2]		158.40		158.40		1.22		1.22
NAREIT FFO attributable to common stockholders	**$**	**166.24**	**$**	**170.16**	**$**	**1.28**	**$**	**1.31**
Amortization of other intangible liabilities[2]		1.90		1.90		0.01		0.01
Change in deferred rent[2]		(1.70)		(1.70)		(0.01)		(0.01)
Non-cash impact of changes to equity plan[2][3]		9.40		9.40		0.07		0.07
Other adjustments[4]		6.60		6.60		0.05		0.05
Normalized FFO attributable to common stockholders	**$**	**182.44**	**$**	**186.36**	**$**	**1.40**	**$**	**1.43**
NAREIT FFO and Normalized FFO weighted average shares – diluted		**130.1**		**130.1**				

Revised FY 2024 Total Portfolio Same-Store NOI Growth Guidance

- **15.0 - 17.0%**

Revised FY 2024 Segment-Level Same-Store NOI Growth Guidance

- **ISHC: 21.0% - 23.0%**
- **Outpatient Medical: (0.5)% - 0.0%**
- **SHOP: 51.5% - 53.5%**
- **Triple-Net Leased Properties: 2.0% - 4.0%**

(1) The Company's guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside of the Company's control. Actual results may differ materially from the Company's expectations depending on factors discussed herein and in the Company's filings with the Securities and Exchange Commission. Totals may not add due to rounding. Non-GAAP financial measures and other terms, as used in this supplemental, are also defined and further explained in the appendix. The Company is unable to provide without unreasonable effort guidance for the most comparable GAAP financial measures of total revenues and property operating and maintenance expenses. Additionally, a reconciliation of the forward-looking non-GAAP financial measures of Same-Store NOI growth to the comparable GAAP financial measures cannot be provided without unreasonable effort because the Company is unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, impairment on depreciated real estate assets, net gain or loss on sale of real estate assets, stock-based compensation, casualty loss, non-Same-Store revenues, and non-Same-Store operating expenses. These items are uncertain, depend on various factors, and could have a material impact on the Company's GAAP results for the guidance period. See reconciliations in the appendix of this presentation.

(2) Amounts are presented net of noncontrolling interests' share and AHR's share of unconsolidated entities.

(3) Amounts represent amortization of equity compensation and fair value adjustments to performance-based equity compensation.

(4) Includes items as noted in the Company's definition for NFFO.

American Healthcare REIT 17

Components of NAV[1]

(dollars in thousands)

Segment		# of Buildings/ Campuses	SQ FT	Total Beds/ Units	Q3 2024 Cash NOI[2]	Q3 2024 Ann. Cash NOI[2]
ISHC		127	9,381	13,020	$ 54,729	$ 218,916
Outpatient Medical		85	4,297		20,575	82,300
SHOP - Grouped by Avg Occupancy						
	>80%	64	3,168	3,948	11,313	45,252
	60%-80%	13	952	1,115	181	724
	<60%	6	351	385	(751)	(3,004)
Triple-Net Leased Properties[3]		28	1,424	2,599	10,013	40,052
Total		323	19,573	21,067	$ 96,060	$ 384,240

	Pro-Rata Total	Consolidated Total	Consolidated Wtd. Avg. Rate Total
Obligations (Outstanding principal balance as of 9/30/24)			
Mortgage Debt	$ 1,299,288	$ 1,307,702	4.28%
Revolving LOC	46,532	46,532	6.23%
Term Loan	550,000	550,000	5.43%
Total Debt	$ 1,895,820	$ 1,904,234	
Cash, cash equivalents and restricted cash pertaining to debt	(115,721)	(115,905)	
Net Debt	$ 1,780,099	$ 1,788,329	
Other tangible liabilities, net:			
Accounts payable and accrued liabilities	268,658	268,750	
Other	49,004	49,018	
Other tangible liabilities, net	317,662	317,768	
Financing	39,262	39,262	
Lease obligations	174,213	174,213	
Net obligations	$ 2,311,236	$ 2,319,572	
Other Assets			
Debt security investment, gross	$ 89,893	$ 89,893	
Other tangible assets:			
Accounts receivable	203,661	203,672	
Capital expenditures	23,674	23,681	
Inventory	20,234	20,234	
Other	37,157	37,186	
Total other tangible assets	284,726	284,773	
Sold assets/assets expected to be sold	16,548	16,548	
Total other assets	$ 391,167	$ 391,214	
Common Shares and OP Units Outstanding			
Total Common Shares	152,873,586	152,873,586	
Total OP units	2,285,404	2,285,404	
Total Common Shares and OP Units	155,158,990	155,158,990	

Management Comments:

- As of September 20, 2024, the Company owns 100% of campuses managed by Trilogy Management Services within its ISHC segment.

(1) Dollars and square feet in thousands. Dollars, square feet and beds/units are based on Company's pro-rata ownership as of September 30, 2024.
(2) Cash NOI is adjusted to exclude nonrecurring items.
(3) Excludes interest income from debt security investment.

American Healthcare REIT 18

19 Third Quarter 2024 Supplemental Appendix Non-GAAP Reconciliations and Defined Terms

FFO / NFFO Reconciliation[1]

(dollars in thousands, except per share)

	QTD		YTD	
	Q3 2024	Q3 2023	2024	2023
Net	$ (3,093)	$ (6,446)	$ (3,171)	$ (45,928)
Depreciation and amortization related to real estate — consolidated properties	44,208	49,235	132,163	138,530
Depreciation and amortization related to real estate — unconsolidated entities	310	96	682	254
Impairment of real estate investments — consolidated properties	—	12,510	—	12,510
Loss (gain) on dispositions of real estate investments, net — consolidated properties	4	(31,981)	(2,257)	(29,777)
Gain on re-measurement of previously held equity interest	—	—	—	(726)
Net (income) loss attributable to noncontrolling interests	(1,033)	457	(2,868)	1,884
Depreciation, amortization, impairments, net gain/loss on dispositions and gain on re-measurement — noncontrolling interests	(4,756)	(6,061)	(15,865)	(19,672)
NAREIT FFO attributable to controlling interest	**$ 35,640**	**$ 17,810**	**$ 108,684**	**$ 57,075**
Business acquisition expenses	3,537	1,024	6,334	2,244
Amortization of above- and below-market leases	432	3,103	1,277	12,233
Amortization of closing costs — debt security investments	82	71	238	204
Change in deferred rent	(598)	1,478	(1,743)	1,238
Non-cash impact of changes to equity instruments	2,630	1,579	7,330	4,244
Capitalized interest	(56)	(47)	(261)	(127)
Loss on debt and derivative extinguishments	572	345	1,852	345
Loss (gain) in fair value of derivative financial instruments	8,967	(3,402)	2,162	(8,200)
Foreign currency (gain) loss	(2,689)	1,704	(2,345)	(372)
Adjustments for unconsolidated entities	(71)	(106)	(319)	(359)
Adjustments for noncontrolling interests	(758)	(386)	(683)	(976)
Normalized FFO (NFFO) attributable to controlling interest	**$ 47,688**	**$ 23,173**	**$ 122,526**	**$ 67,549**
NAREIT FFO per common share attributable to controlling interest — diluted	**$ 0.27**	**$ 0.27**	**$ 0.88**	**$ 0.86**
Normalized FFO per common share attributable to controlling interest — diluted	**$ 0.36**	**$ 0.35**	**$ 1.00**	**$ 1.02**
Distributions paid to common stockholders	$ 32,997	$ 16,599	$ 82,591	$ 59,685
NAREIT FFO and Normalized FFO weighted average common shares outstanding — diluted	134,246,574	66,163,767	123,277,819	66,151,029

(1) Totals may not add due to rounding.

American Healthcare REIT

20

21 EBITDA Reconciliation Q3 2024 Net loss $ (3,093) Adjustments: Interest expense (including amortization of deferred financing costs, debt discount/ premium and loss on debt and derivative extinguishments) 30,395 Income tax expense 263 Depreciation and amortization (including amortization of leased assets and accretion of lease liabilities) 44,742 EBITDA $ 72,307 Loss from unconsolidated entities 2,123 Straight line rent and amortization of above/below market leases (250) Non-cash stock-based compensation expense 2,630 Business acquisition expenses 3,537 Loss on disposition of real estate investment 4 Foreign currency gain (2,689) Loss in fair value of derivative financial instruments 8,967 Non-recurring one-time items 384 Adjusted EBITDA $ 87,013 (dollars in thousands)

22 Coverage Ratios and Net Debt Reconciliation(1) (1) The details of the Adjusted EBITDA calculation can be found on the previous page. (2) Non-cash interest expense includes amortization of loan fees and above- and below-market debt. (3) Interest Coverage ratio calculated as Adjusted EBITDA divided by Total Interest. Fixed Charges Coverage ratio calculated as Adjusted EBITDA divided by Total Fixed Charges. Q3 2024 Interest Coverage Ratios Interest Expense $ 30,395 Capitalized Interest 56 Loss on extinguishment of debt (572) Non-Cash Interest Expense(2) (2,785) Total Interest $ 27,094 Interest Coverage ratio(3) 3.2x Fixed Charges Coverage Ratios Total Interest $ 27,094 Secured Debt Principal Amortization 5,112 Total Fixed Charges $ 32,206 Fixed Charge Coverage Ratio(3) 2.7x Total debt $ 1,904,234 Cash and cash equivalents (67,850) Restricted cash related to debt (48,055) Net debt $ 1,788,329 Net Debt / Annualized Adjusted EBITDA 5.1x (dollars in thousands)

23 Same-Store Property Reconciliation (1) Includes two SNFs in Central Wisconsin that transitioned from the Triple-Net Leased Properties segment to SHOP on March 1, 2023 and six Michigan properties that transitioned from the Triple-Net Leased Properties segment to SHOP on November 1, 2023. (2) ISHC includes eight expansions and six campuses under development. For the Nine Months Ended 9/30/2024 Integrated Senior Health Campuses Outpatient Medical SHOP Triple-Net Leased Properties Total properties/campuses 127 83 69 28 Recent acquisition/development conversions (1) — (20) — Non-Core Properties (4) (3) — (1) Transitions (1) — — (8) — Other (2) (14) — — — Same-Store properties 108 80 41 27

Cash NOI Reconciliation

(dollars in thousands)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	2023	2024
Net (loss) income	$ (6,446)	$ (30,959)	$ (3,004)	$ 2,926	$ (3,093)	$ (45,928)	$ (3,171)
General and administrative	11,342	11,341	11,828	11,746	11,921	36,169	35,495
Business acquisition expenses	1,024	3,551	2,782	15	3,537	2,244	6,334
Depreciation and amortization	49,273	43,960	42,767	45,264	44,246	138,644	132,277
Interest expense	42,005	41,185	36,438	30,596	30,395	122,006	97,429
(Gain) loss in fair value of derivative financial instruments	(3,402)	9,126	(6,417)	(388)	8,967	(8,200)	2,162
(Gain) loss on dispositions of real estate investments, net	(31,981)	(2,695)	(2,263)	2	4	(29,777)	(2,257)
Impairment of real estate investments	12,510	1,389	—	—	—	12,510	—
Impairment of intangible assets and goodwill	—	10,520	—	—	—	—	—
Loss from unconsolidated entities	505	794	1,205	1,035	2,123	924	4,363
Gain on re-measurement of previously held equity interests	—	—	—	—	—	(726)	—
Foreign currency loss (gain)	1,704	(1,935)	426	(82)	(2,689)	(372)	(2,345)
Other income, net	(1,755)	(1,649)	(1,863)	(3,106)	(2,138)	(5,952)	(7,107)
Income tax expense (benefit)	284	(112)	278	686	263	775	1,227
Total NOI	$ 75,063	$ 84,516	$ 82,177	$ 88,694	$ 93,536	$ 222,317	$ 264,407
Grant Income	(1,064)	(30)	—	—	—	(7,445)	—
Total NOI (excluding Grant Income)	$ 73,999	$ 84,486	$ 82,177	$ 88,694	$ 93,536	$ 214,872	$ 264,407
Straight line rent	(814)	(584)	(1,132)	(748)	(682)	(2,897)	(2,562)
Facility rental expense	8,889	8,774	8,840	7,888	7,619	28,251	24,347
Other non-cash adjustments	3,011	(2,397)	391	315	323	12,343	1,029
COVID subsidies	(28)	—	—	—	—	(171)	—
Cash NOI attributable to noncontrolling interests[1]	(228)	(242)	(230)	(247)	(268)	(653)	(745)
Cash NOI	$ 84,829	$ 90,037	$ 90,046	$ 95,902	$ 100,528	$ 251,745	$ 286,476

(1) All quarters are based upon ownership percentage as of the most recent quarter end.

American Healthcare REIT

24

Same-Store NOI Reconciliation (1/2)

(dollars in thousands)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Integrated Senior Health Campuses							
NOI (excluding Grant Income)	$ 36,728	$ 41,766	$ 41,980	$ 45,308	$ 48,399	$ 104,297	$ 135,687
Facility rental expense	8,889	8,774	8,840	7,888	7,619	28,251	24,347
Cash NOI [1]	$ 45,617	$ 50,540	$ 50,820	$ 53,196	$ 56,018	$ 132,548	$ 160,034
New acquisitions/dispositions/transitions [1]	(6,087)	(7,169)	(6,421)	(6,007)	(8,538)	(17,966)	(20,966)
Other normalizing adjustments [1]	—	(1,429)	—	—	974	—	974
Same-Store NOI [1]	$ 39,530	$ 41,942	$ 44,399	$ 47,189	$ 48,454	$ 114,582	$ 140,042
Outpatient Medical							
NOI	$ 21,998	$ 23,825	$ 20,978	$ 21,011	$ 21,066	$ 67,786	$ 63,055
Straight line rent	(309)	(291)	(158)	(128)	(148)	(1,029)	(434)
Other non-cash adjustments	109	(2,633)	164	82	87	674	333
Cash NOI [2]	$ 21,798	$ 20,901	$ 20,984	$ 20,965	$ 21,005	$ 67,431	$ 62,954
New acquisitions/dispositions/transitions	(812)	(116)	(75)	(4)	2	(4,853)	(77)
Non-Core Properties	(819)	(828)	(834)	(853)	(824)	(2,358)	(2,511)
Same-Store NOI [2]	$ 20,167	$ 19,957	$ 20,075	$ 20,108	$ 20,183	$ 60,220	$ 60,366
SHOP							
NOI	$ 4,875	$ 6,506	$ 6,509	$ 10,141	$ 11,307	$ 13,863	$ 27,957
Other non-cash adjustments	(1)	11	—	—	—	(6)	—
COVID subsidies	(28)	—	—	—	—	(171)	—
Cash NOI attributable to noncontrolling interests [2]	(42)	(56)	(46)	(60)	(78)	(102)	(184)
Cash NOI	$ 4,804	$ 6,461	$ 6,463	$ 10,081	$ 11,229	$ 13,584	$ 27,773
New acquisitions/dispositions/transitions	447	(1,010)	784	(1,891)	(2,913)	2,484	(4,020)
Development conversion	381	340	540	510	664	1,211	1,714
Other normalizing adjustments	—	171	—	100	133	86	233
Same-Store NOI	$ 5,632	$ 5,962	$ 7,787	$ 8,800	$ 9,113	$ 17,365	$ 25,700

(1) Prior quarters' information has been updated to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All quarters are based upon current quarter's ownership percentage.

American Healthcare REIT
25

Same-Store NOI Reconciliation (2/2)

(dollars in thousands)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Triple-Net Leased Properties							
NOI	$ 10,398	$ 12,389	$ 12,710	$ 12,234	$ 12,764	$ 28,926	$ 37,708
Straight line rent	(505)	(293)	(974)	(620)	(534)	(1,868)	(2,128)
Other non-cash adjustments	2,903	225	227	233	236	11,675	696
Cash NOI attributable to noncontrolling interest [2]	(186)	(186)	(184)	(187)	(190)	(551)	(561)
Cash NOI	$ 12,610	$ 12,135	$ 11,779	$ 11,660	$ 12,276	$ 38,182	$ 35,715
Debt security investment	(2,014)	(2,011)	(2,081)	(2,039)	(2,453)	(6,029)	(6,573)
New acquisitions/dispositions/transitions	(1,072)	(545)	—	—	—	(3,996)	—
Non-Core Properties	(350)	(359)	(373)	(373)	(370)	(1,054)	(1,116)
Same-Store NOI	$ 9,174	$ 9,220	$ 9,325	$ 9,248	$ 9,453	$ 27,103	$ 28,026
Total							
NOI (excluding Grant Income)	$ 73,999	$ 84,486	$ 82,177	$ 88,694	$ 93,536	$ 214,872	$ 264,407
Straight line rent	(814)	(584)	(1,132)	(748)	(682)	(2,897)	(2,562)
Facility rental expense	8,889	8,774	8,840	7,888	7,619	28,251	24,347
Other non-cash adjustments	3,011	(2,397)	391	315	323	12,343	1,029
COVID subsidies	(28)	—	—	—	—	(171)	—
Cash NOI attributable to noncontrolling interests [2]	(228)	(242)	(230)	(247)	(268)	(653)	(745)
Cash NOI [1][2]	$ 84,829	$ 90,037	$ 90,046	$ 95,902	$ 100,528	$ 251,745	$ 286,476
Debt security investment	(2,014)	(2,011)	(2,081)	(2,039)	(2,453)	(6,029)	(6,573)
New acquisitions/dispositions/transitions [1]	(7,524)	(8,840)	(5,712)	(7,902)	(11,449)	(24,331)	(25,063)
Development conversion	381	340	540	510	664	1,211	1,714
Non-Core Properties	(1,169)	(1,187)	(1,207)	(1,226)	(1,194)	(3,412)	(3,627)
Other normalizing adjustments [1]	—	(1,258)	—	100	1,107	86	1,207
Same-Store NOI [1][2]	$ 74,503	$ 77,081	$ 81,586	$ 85,345	$ 87,203	$ 219,270	$ 254,134

(1) Prior quarters' information has been updated to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All quarters are based upon current quarter's ownership percentage.

American Healthcare REIT

26

Same-Store Revenue Reconciliation (1/2)

(dollars in thousands)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Integrated Senior Health Campuses							
GAAP revenue and Grant Income	$ 373,355	$ 384,993	$ 393,122	$ 393,774	$ 409,626	$ 1,104,362	$ 1,196,522
Grant Income	(1,064)	(30)	—	—	—	(7,445)	—
Cash revenue [1]	$ 372,291	$ 384,963	$ 393,122	$ 393,774	$ 409,626	$ 1,096,917	$ 1,196,522
Revenue attributable to non-Same-Store properties [1]	(117,558)	(123,951)	(124,326)	(125,313)	(136,221)	(342,891)	(385,860)
Other normalizing revenue adjustments	—	—	—	—	(1,236)	—	(1,236)
Same-Store revenue [1]	$ 254,733	$ 261,012	$ 268,796	$ 268,461	$ 272,169	$ 754,026	$ 809,426
Outpatient Medical							
GAAP revenue	$ 35,688	$ 36,257	$ 34,067	$ 33,682	$ 33,715	$ 109,811	$ 101,464
Straight line rent	(309)	(291)	(158)	(128)	(148)	(1,029)	(434)
Other non-cash adjustments	(216)	(2,995)	(185)	(267)	(262)	(354)	(714)
Cash revenue [2]	$ 35,163	$ 32,971	$ 33,724	$ 33,287	$ 33,305	$ 108,428	$ 100,316
Revenue attributable to non-Same-Store properties	(1,542)	(256)	(155)	—	—	(8,707)	(155)
Revenue attributable to Non-Core Properties	(1,193)	(1,191)	(1,266)	(1,264)	(1,156)	(3,528)	(3,686)
Same-Store revenue [2]	$ 32,428	$ 31,524	$ 32,303	$ 32,023	$ 32,149	$ 96,193	$ 96,475
SHOP							
GAAP revenue	$ 43,915	$ 48,321	$ 58,996	$ 64,239	$ 67,208	$ 138,541	$ 190,443
Cash revenue attributable to noncontrolling interests [2]	(280)	(271)	(276)	(291)	(296)	(1,016)	(863)
Cash revenue	$ 43,635	$ 48,050	$ 58,720	$ 63,948	$ 66,912	$ 137,525	$ 189,580
Revenue attributable to non-Same-Store properties	(4,531)	(7,692)	(16,053)	(20,409)	(22,505)	(20,486)	(58,967)
Revenue attributable to development conversion	(199)	(183)	(270)	(415)	(411)	(1,268)	(1,096)
Same-Store revenue	$ 38,905	$ 40,175	$ 42,397	$ 43,124	$ 43,996	$ 115,771	$ 129,517

(1) Prior quarters' information has been updated to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All quarters are based upon current quarter's ownership percentage.

American Healthcare REIT

27

Same-Store Revenue Reconciliation (2/2)

(dollars in thousands)

	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YTD 9/30/23	YTD 9/30/24
Triple-Net Leased Properties							
GAAP revenue	$ 11,282	$ 13,010	$ 13,348	$ 12,886	$ 13,265	$ 31,323	$ 39,499
Straight line rent	(505)	(293)	(974)	(620)	(534)	(1,868)	(2,128)
Other non-cash adjustments	2,893	206	210	212	217	11,627	639
Cash revenue attributable to noncontrolling interest [2]	(186)	(186)	(186)	(186)	(190)	(552)	(562)
Cash revenue	$ 13,484	$ 12,737	$ 12,398	$ 12,292	$ 12,758	$ 40,530	$ 37,448
Debt security investment	(2,014)	(2,011)	(2,081)	(2,039)	(2,453)	(6,029)	(6,573)
Revenue attributable to non-Same-Store properties	(1,367)	(572)	—	—	—	(4,541)	—
Revenue attributable to Non-Core Properties	(432)	(445)	(458)	(463)	(461)	(1,357)	(1,382)
Same-Store revenue	$ 9,671	$ 9,709	$ 9,859	$ 9,790	$ 9,844	$ 28,603	$ 29,493
Total							
GAAP revenue and Grant Income	$ 464,240	$ 482,581	$ 499,533	$ 504,581	$ 523,814	$ 1,384,037	$ 1,527,928
Straight line rent	(814)	(584)	(1,132)	(748)	(682)	(2,897)	(2,562)
Other non-cash adjustments	2,677	(2,789)	25	(55)	(45)	11,273	(75)
Grant Income	(1,064)	(30)	—	—	—	(7,445)	—
Cash revenue attributable to noncontrolling interests [2]	(466)	(457)	(462)	(477)	(486)	(1,568)	(1,425)
Cash revenue [1][2]	$ 464,573	$ 478,721	$ 497,964	$ 503,301	$ 522,601	$ 1,383,400	$ 1,523,866
Debt security investment	(2,014)	(2,011)	(2,081)	(2,039)	(2,453)	(6,029)	(6,573)
Revenue attributable to non-Same-Store properties [1]	(124,998)	(132,471)	(140,534)	(145,722)	(158,726)	(376,625)	(444,982)
Revenue attributable to development conversion	(199)	(183)	(270)	(415)	(411)	(1,268)	(1,096)
Revenue attributable to Non-Core Properties	(1,625)	(1,636)	(1,724)	(1,727)	(1,617)	(4,885)	(5,068)
Other normalizing revenue adjustments	—	—	—	—	(1,236)	—	(1,236)
Same-Store revenue [1][2]	$ 335,737	$ 342,420	$ 353,355	$ 353,398	$ 358,158	$ 994,593	$ 1,064,911

(1) Prior quarters' information has been updated to reflect the increase in ownership to 100% in the Company's ISHC segment effective September 2024.
(2) All quarters are based upon current quarter's ownership percentage.

American Healthcare REIT

28

29 • Adjusted EBITDA: EBITDA excluding the impact of gain or loss from unconsolidated entities, straight line rent and amortization of above/below market leases, non-cash stock-based compensation expense, business acquisition expenses, gain or loss on sales of real estate investments, unrealized foreign currency gain or loss, change in fair value of derivative financial instruments, impairments of real estate investments, impairments of intangible assets and goodwill, and non-recurring one-time items. • Affiliated: An OM (as defined on the next page) that, as of a specified date, has 25.0% or more of its square footage occupied by at least one healthcare system. • AL: Assisted living units. • Annualized Adjusted EBITDA: Current period (shown as quarterly) EBITDA multiplied by 4. • Annualized Base Rent or ABR: Contractual base rent for the last month of the applicable period multiplied by 12. • Cash NOI: NOI excluding the impact of, without duplication, (1) non-cash items such as straight-line rent and the amortization of lease intangibles, (2) third-party facility rent payments and (3) other items set forth in the Cash NOI reconciliation included herein. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • EBITDA: A non-GAAP financial measure that is defined as earnings before interest, taxes, depreciation and amortization. • EBITDAR: Earnings before interest, taxes, depreciation, amortization and facilities rent. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDAR and have not independently verified the information. • EBITDAR Coverage: The ratio of EBITDAR to contractual rent for leases or interest and principal payments for loans. EBITDAR Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator/borrower to pay rent and meet other obligations. • EBITDARM: Earnings before interest, taxes, depreciation, amortization, rent and management fees. We use unaudited, periodic financial information provided solely by tenants to calculate EBITDARM and have not independently verified the information. • EBITDARM Coverage: The ratio of EBITDARM to contractual rent for leases or interest and principal payments for loans. EBITDARM Coverage is a measure of a property’s ability to generate sufficient cash flows for the operator or borrower to pay rent and meet other obligations, assuming that management fees are not paid. • GAAP revenue: Revenue recognized in accordance with Generally Accepted Accounting Principles (“GAAP”), which includes straight line rent and other non-cash adjustments. • GLA: Gross leasable area. • Grant Income: Stimulus funds granted to us through various federal and state government programs, such as the CARES Act, established for eligible healthcare providers to preserve liquidity in response to lost revenues and/or increased healthcare expenses associated with the COVID-19 pandemic; such grants are not loans and, as such, are not required to be repaid, subject to certain conditions. • Hospital: Hospital properties typically will include acute care, long-term acute care, specialty and rehabilitation hospitals and generally will be leased to single tenants or operators under triple-net lease structures. • IL: Independent living units. • Integrated senior health campuses or ISHC: Integrated senior health campuses include a range of senior care, including independent living, assisted living, memory care, skilled nursing services and certain ancillary businesses. Integrated senior health campuses are predominantly operated utilizing a RIDEA structure. • Maintenance Capex: AHR-invested capital expenditures, whether routine or non-routine (including second generation tenant incentives and leasing commissions), that are not expected to generate incremental income for the Company. • MC: Memory-care units. • NAREIT FFO or FFO: Funds from operations attributable to controlling interest; a non-GAAP financial measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT (the “White Paper”). The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of certain real estate assets, gains or losses upon consolidation of a previously held equity interest, and impairment write-downs of certain real estate assets and investments, plus depreciation and amortization related to real estate, after adjustments for unconsolidated partnerships and joint ventures. While impairment charges are excluded from the calculation of FFO as described above, investors are cautioned that impairments are based on estimated future undiscounted cash flows. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO. Defined Terms

30 • NAV: Net asset value. • Net Debt: Total long-term debt, excluding operating lease liabilities, less cash and cash equivalents and restricted cash related to debt. • NOI: Net operating income; a non-GAAP financial measure that is defined as net income (loss), computed in accordance with GAAP, generated from properties before general and administrative expenses, business acquisition expenses, depreciation and amortization, interest expense, gain or loss in fair value of derivative financial instruments, gain or loss on dispositions, impairments of real estate investments, impairments of intangible assets and goodwill, income or loss from unconsolidated entities, gain on re-measurement of previously held equity interest, foreign currency gain or loss, other income or expense and income tax benefit or expense. • NOI margin: A profitability metric that measures how efficiently a property or portfolio is operated by comparing its NOI to its revenue. Calculated by dividing NOI by revenue. • Non-Core Properties: Assets that have been deemed not essential to generating future economic benefit or value to our day-to-day operations and/or are scheduled to be sold. • Normalized FFO attributable to controlling interest or NFFO: FFO further adjusted for the following items included in the determination of GAAP net income (loss): expensed acquisition fees and costs, which we refer to as business acquisition expenses; amounts relating to changes in deferred rent and amortization of above and below-market leases (which are adjusted in order to reflect such payments from a GAAP accrual basis); the non-cash impact of changes to our equity instruments; non-cash or non- recurring income or expense; the noncash effect of income tax benefits or expenses; capitalized interest; impairments of intangible assets and goodwill; amortization of closing costs on debt investments; mark-to-market adjustments included in net income (loss); gains or losses included in net income (loss) from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not a fundamental attribute of the business plan; and after adjustments for consolidated and unconsolidated partnerships and joint ventures, with such adjustments calculated to reflect Normalized FFO on the same basis. • Occupancy: With respect to OM, the percentage of total rentable square feet leased and occupied, including month-to-month leases, as of the date reported. With respect to all other property types, occupancy represents average quarterly operating occupancy based on the most recent quarter of available data. The Company uses unaudited, periodic financial information provided solely by tenants to calculate occupancy and has not independently verified the information. • OM: Outpatient Medical buildings. • OP unit: Units of limited partnership interest in the Operating Partnership, which are redeemable for cash or, at our election, shares of our common stock on a one-for-one basis, subject to certain adjustments. • Operating Partnership: American Healthcare REIT Holdings, LP, a Delaware limited partnership, through which we conduct substantially all of our business and of which Continental Merger Sub, LLC, a Delaware limited liability company and our wholly-owned subsidiary, is the sole general partner. • Pro-Rata: As of September 30, 2024, we owned and/or operated eight other buildings through entities of which we owned 90.0% to 98.0% of the ownership interests. Because we have a controlling interest in these entities, these entities and the properties these entities own are consolidated in our financial statements in accordance with GAAP. However, while such properties are presented in our financial statements on a consolidated basis, we are only entitled to our Pro-Rata share of the net cash flows generated by such properties. As a result, we have presented certain property information herein based on our Pro-Rata ownership interest in these entities and the properties these entities own, as of the applicable date, and not on a consolidated basis. In such instances, information is noted as being presented on a “Pro-Rata share” basis. • Quality Mix: Total number of Medicare, Managed Care, Medicare Advantage and private days or revenue divided by the total number of actual patient days or total revenue for all payor types within Skilled Nursing and Senior Housing beds in the ISHC segment. • Retention: The ratio of total renewed square feet and month-to-month leases retained to the total square feet expiring, excluding the square feet for tenant leases terminated and leases in assets expected to be sold for the trailing 12-months. • RevPOR: Revenue per occupied room. RevPOR is calculated as total revenue generated by occupied rooms divided by the number of occupied rooms. • RIDEA: Used to describe properties within the portfolio that utilize the RIDEA structure as described in “RIDEA structure”. Defined Terms

31 • RIDEA structure: A structure permitted by the REIT Investment Diversification and Empowerment Act of 2007, pursuant to which we lease certain healthcare real estate properties to a wholly-owned taxable REIT subsidiary (TRS), which in turn contracts with an eligible independent contractor (EIK) to operate such properties for a fee. Under this structure, the EIK receives management fees, and the TRS receives revenue from the operation of the healthcare real estate properties and retains, as profit, any revenue remaining after payment of expenses (including intercompany rent paid to us and any taxes at the TRS level) necessary to operate the property. Through the RIDEA structure, in addition to receiving rental revenue from the TRS, we retain any after-tax profit from the operation of the healthcare real estate properties and benefit from any improved operational performance while bearing the risk of any decline in operating performance at the properties. • Same-Store or SS: Properties owned or consolidated the full year in both comparison years and that are not otherwise excluded. Properties are excluded from Same-Store if they are: (1) sold, classified as held for sale or properties whose operations were classified as discontinued operations in accordance with GAAP; (2) impacted by materially disruptive events, such as flood or fire for an extensive period of time; or (3) scheduled to undergo or currently undergoing major expansions/renovations or business model transitions or have transitioned business models after the start of the prior comparison period. • Same-Store NOI or SS NOI: Cash NOI for our Same-Store properties. Same-Store NOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. Both Cash NOI and Same-Store NOI include ownership and other adjustments. • Senior Housing-Leased: Senior housing facilities cater to different segments of the elderly population based upon their personal needs and include assisted living, memory care and independent living. Residents of assisted living facilities typically require limited medical care and need assistance with eating, bathing, dressing and/or medication management, and those services can be provided by staff at the facility. Resident programs offered at such facilities may include transportation, social activities and exercise and fitness programs. Our Senior Housing-Leased properties are triple-net leased. • SHOP: Senior housing operating properties. • SNFs: Skilled nursing facilities. • Square Feet or Sq. Ft.: Net rentable square feet calculated utilizing Building Owners and Managers Association measurement standards. • Total Debt: The principal balances of the Company’s revolving credit facility, term loans and secured indebtedness as reported in the Company’s consolidated financial statements. • Trilogy: Trilogy Investors, LLC; one of our consolidated subsidiaries, in which we indirectly owned a 100% interest as of September 30, 2024. • Triple-net leased: A lease where the tenant is responsible for making rent payments, maintaining the leased property and paying property taxes and other expenses. Defined Terms